SECOND AMENDMENT AND LIMITED CONSENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT AND LIMITED CONSENT TO CREDIT AGREEMENT, dated as of March 8, 1996 (this "Amendment"), is by and among Peebles Inc., a Virginia corporation (the "Borrower"), the undersigned financial institutions in their capacities as lenders (the "Lenders"), Societe Generale, Southwest Agency and Internationale Nederlanden (U.S.) Capital Corporation, as co-agents (the "Co-Agents"), and NatWest Bank N.A., as agent (the "Agent") for the Lenders.

                                   RECITALS:

         WHEREAS, the Borrower, the Agent, the Co-Agents and the Lenders are parties to that certain Credit Agreement, dated as of June 9, 1995, as amended by that certain First Amendment of Credit Agreement, dated as of September 15, 1995 (and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower, the Agent, the Co-Agents and the Lenders desire to amend certain provisions of the Credit Agreement on the terms and conditions set forth herein; and

         WHEREAS, the Borrower requests that the Agent, the Co-Agents and the Lenders consent to a certain action under the Credit Agreement on the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

         SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Credit Agreement.

         SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is, as of the Closing Date (as defined below), hereby amended as follows:

                  (a) The definition of "Consolidated Capital Expenditures" appearing in Section 10 of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

         "; provided further, that Consolidated Capital Expenditures shall not in any event include (a) the purchase price paid or other obligations assumed in connection with the acquisition by the Borrower of Carlisle Retailers, Inc., an Ohio corporation ("Carlisle"), through the merger of Peebles Acquisition Subsidiary Inc., an Ohio corporation and a Wholly-Owned Subsidiary of the Borrower ("PAS"), into Carlisle


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         pursuant to that certain Merger Agreement, dated as of February 14,
         1996, by and among Carlisle, the Borrower and PAS and (b) costs incurred during the fiscal year ending January 31, 1997 for the improvement of certain assets of Carlisle, including, without limitation, the replacement of cash registers and signs, in an aggregate amount not to exceed $1,000,000."

                  (b) Section 8.05(b) of the Credit Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

                  "(b) In the event that the maximum amount which is permitted to be expended in respect of Consolidated Capital Expenditures (including Maintenance Capital Expenditures) during any fiscal year pursuant to Section 8.05(a) and/or (c) (without giving effect to this clause (b)) is not fully expended during such fiscal year, the maximum amount which may be expended in respect of Consolidated Capital Expenditures (including Maintenance Capital Expenditures) during the immediately succeeding fiscal year pursuant to Section 8.05(a) and/or
         (c) shall be increased by such unutilized amount provided that such increase shall not exceed $1,000,000 in any fiscal year."

         SECTION 3. Limited Consent. The Agent, the Co-Agents and the Lenders hereby consent to the acquisition by the Borrower of Carlisle Retailers, Inc., an Ohio corporation ("Carlisle"), through the merger of Peebles Acquisition Subsidiary, Inc., an Ohio corporation and a Wholly-Owned Subsidiary of the Borrower ("PAS"), into Carlisle (the "Merger") on the following terms and conditions, all of which must be met on or prior to the effective date of the Merger (the "Closing Date"):

                  (a) the purchase price to be paid for the acquisition of Carlisle by the Borrower shall be determined in accordance with the terms and conditions of the Merger Agreement, dated as of February 14, 1996, by and among Carlisle, the Borrower and PAS, attached hereto as Exhibit A (the "Merger Agreement");

                  (b) the Merger shall be consummated on or prior to June 30, 1996;

                  (c) no Default or Event of Default shall exist immediately before and after giving effect to the consummation of the Merger or result therefrom;

                  (d) no Indebtedness, including, without limitation, deferred payments to be paid by the Borrower or any Subsidiary in respect of the Merger, shall have been incurred or assumed, directly or indirectly, by the Borrower or any Subsidiary as

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         a result of the Merger, other than Indebtedness identified on
         Exhibit B attached hereto;

                  (e) the Borrower shall have promptly paid in full all of the costs and expenses (including, without limitation, reasonable costs and expenses of counsel to the Agent) related to the review by the Agent of the Borrower's compliance with the terms of the Credit Agreement with respect to the Merger;

                  (f) neither Carlisle nor any of its Subsidiaries shall be subject to any restrictions, whether set forth in its charter or other organizational documents, contractually imposed or otherwise, with respect to the payment of cash dividends and distributions on its capital stock or with respect to payment of any Indebtedness owed to the Borrower or any Subsidiary or the making of loans or advances to the Borrower or any Subsidiary or the transfer of any of its property or assets to the Borrower or any Subsidiary;

                  (g) the board of directors and, if required under applicable law, the stockholders of each of the Borrower and Carlisle shall have approved the terms and conditions of the Merger;

                  (h) the Borrower shall have satisfied the requirements of
         Section 7.11 of the Credit Agreement and shall have executed and delivered such documents, instruments, agreements and legal opinions required thereunder;

                  (i) the Borrower shall have delivered to the Agent on or prior to the Closing Date, a certified copy of the true, correct and complete Merger Agreement and all exhibits, schedules, documents and other agreements related thereto;

                  (j) the Merger shall be consummated pursuant to the terms and conditions of the Merger Agreement in the form attached hereto as Exhibit A (without amendment or waiver by the Borrower of the fulfillment of any condition precedent set forth therein), which agreement shall set forth the entire agreement among the parties thereto with respect to the subject matter thereof;

                  (k) the Borrower shall have no knowledge that any of the representations or warranties with respect to Carlisle or any of its Subsidiaries contained in the Merger Agreement or other related documents were false or misleading when made the breach of which individually or in the aggregate could have a material adverse effect on Carlisle as operated before or after giving effect to the consummation of the Merger;

                  (l) no material consent or approval of any Person, and no consent, license, approval, authorization or declaration of

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         any governmental authority, bureau or agency, shall have been required in connection with the Merger, except as described in the Merger Agreement delivered to the Agent in connection therewith, each of which shall have been duly and validly obtained on or prior to the Closing Date and shall be in full force and effect on such date;

                  (m) neither the execution and delivery of the Merger Agreement, nor the performance of any parties' obligations thereunder, will violate any provision of law;

                  (n) not later than five Business Days prior to consummation of the Merger, the Agent shall have received: (i) a Phase 1 environmental assessment concerning any owned Real Property (and, if deemed reasonably necessary by the Agent, any leased Real Property) of Carlisle and any of its Subsidiaries, which assessment shall be conducted in accordance with the appropriate ASTM standard (and if recommended by the Phase 1 assessment, a Phase 2 environmental assessment conducted in accordance with the appropriate ASTM standard, if any) and which shall be reasonably satisfactory to the Agent in all respects, provided that no environmental assessment shall be required in respect of any properties as to which the Agent in its sole discretion determines that no such assessment is desirable; (ii) a schedule, with such detail as the Agent may reasonably request, concerning all material litigation then pending or to the knowledge of the Borrower threatened and all material contingent liabilities (including all sales and other state tax and any other tax the liability for which may attach to transferred assets) with respect to Carlisle and any of its Subsidiaries in each case which is not otherwise described in adequate detail in the Merger Agreement and related exhibits and schedules whether or not purported to be retained by Carlisle (all of the foregoing relating to such litigation, contingent liabilities and tax liabilities to be reasonably satisfactory in form and substance to the Agent and its counsel); (iii) to the extent available, a consolidated and consolidating balance sheet of Carlisle and any of its Subsidiaries, and a related consolidated and consolidating statement of income and retained earnings and statements of cash flow for each of the three (3) fiscal years and subsequent fiscal quarters ending immediately prior to the Closing Date; and (iv) on a pro forma basis after giving effect to the Merger and based on reasonable assumptions made by the Borrower in good faith, a consolidated and consolidating balance sheet of the Borrower and its Subsidiaries (including Carlisle and its Subsidiaries), and a related consolidated and consolidating statement of income and retained earnings and statements of cash flow for each fiscal year following the Closing Date through the Final Maturity Date, each such statement (x) certified by the chief financial officer of the Borrower as

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         fairly presenting the Borrower's and its Subsidiaries' and Carlisle's
         historical and projected financial position on a pro forma basis after giving effect to the Merger, (y) to show all deferred payments which the Borrower or any Subsidiary, as applicable, directly or indirectly, would be required to make based on the projected pro forma results of operations, and (z) to be accompanied by a certificate of the chief financial officer of the Borrower certifying that the Borrower is projected to be in compliance with all covenants set forth in the Credit Agreement during each fiscal year following the Closing Date through the Final Maturity Date, which certificate shall be accompanied by detailed calculations indicating compliance with the covenants set forth herein and in Sections 8.03, 8.04, 8.05, 8.10, 8.11, 8.12, and
         8.13 of the Credit Agreement;

                  (o) concurrently with the consummation of the Merger, the Agent shall have received, in form and substance reasonably satisfactory to the Agent and its counsel, a Compliance Certificate dated the Closing Date, which certificate shall also include a certification of the chief financial officer of the Borrower (i) to the effect that, after giving effect to the Merger, no material adverse change shall have occurred in the financial condition or operations of the Borrower and its Subsidiaries taken as a whole, and (ii) that the terms and conditions of this Amendment have been complied with and the consummation of the Merger shall be deemed to constitute a representation and warranty by the Borrower that the Merger has been consummated in accordance with the terms of the Credit Agreement;

                  (p) after giving effect to the Borrowing of any Revolving Loans on the Closing Date, and after giving effect to the Borrowing Base in effect on the Closing Date as evidenced in a Borrowing Base Certificate delivered to the Agent on or prior to the Closing Date, the Borrower shall be able to incur additional Revolving Loans in an aggregate principal amount of not less than $10,000,000 after the payment of all fees, costs and expenses incurred in connection with the consummation of the Merger; and

                  (q) the Borrower shall have delivered to the Agent a certificate from the Chief Financial Officer of the Borrower dated the Closing Date, in form and substance satisfactory to the Agent and its counsel, providing the opinion of the Chief Financial Officer of the Borrower as to the solvency of Carlisle both immediately prior to and after giving effect to the Merger.

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         The consent by the Agent, the Co-Agents and the Lenders as described above shall not operate as a consent or waiver of (a) any other right, power or remedy of the Agent, the Co-Agents or the Lenders under the Loan Documents or
(b) any Event of Default under the Credit Agreement. Such consent is only applicable and shall only be effective in the specific instance and for the specific purpose for which made or given.

         SECTION 4. Representations and Warranties of the Borrower. The Borrower represents and warrants to the Agent, the Co-Agents and the Lenders:

                  (a) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof (except to the extent specifically made with regard to a particular date).

                  (b) No Event of Default or Default has occurred and is continuing.

                  (c) The execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of, and duly executed and delivered by, the Borrower and this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                  (d) The execution, delivery and performance of this Amendment do not conflict with or result in a breach by the Borrower of any term of any material contract, loan agreement, indenture or other agreement or instrument to which the Borrower is a party or is subject.

         SECTION 5. Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

         SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date above first written.

PEEBLES INC.

By:_______________________

Name:_____________________

Title:____________________

NATWEST BANK N.A., individually
and as Agent

By:_______________________

Name:_____________________

Title:____________________

SOCIETE GENERALE, SOUTHWEST
AGENCY, individually and as Co-
Agent

By:_______________________

Name:_____________________

Title:____________________

INTERNATIONALE NEDERLANDEN
(U.S.) CAPITAL CORPORATION,
individually and as Co-Agent

By:_______________________

Name:_____________________

Title:____________________

VAN KAMPEN MERRITT PRIME RATE
INCOME TRUST

By:_______________________

Name:_____________________

Title:____________________

THE SUMITOMO BANK, LTD.,
CHICAGO BRANCH

By:_______________________

Name:_____________________

Title:____________________


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                                   EXHIBIT A

                                MERGER AGREEMENT

                                 See Attached.


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                                   EXHIBIT B

                       INDEBTEDNESS ASSUMED IN THE MERGER

1. Deferred payments pursuant to that certain Severance Agreement by and between Carlisle and Lorenzo T. Carlisle, III in substantially the form of Exhibit B to the Merger Agreement.

2. Deferred payments pursuant to that certain Noncompetition Agreement by and between Carlisle and Lorenzo T. Carlisle, III in substantially the form of Exhibit C to the Merger Agreement.